                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                                January 22, 2002

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                 51-0310342
(State or other Jurisdiction of Incorporation) (IRS Employer Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

         On January 22, 2002, Affiliated Computer Services, Inc. ("ACS") announced that the Board of Directors of ACS approved a two-for-one stock split of its outstanding Class A Common Stock and Class B Common Stock to be implemented in the form of a 100% stock dividend (the "Stock Split"). Each holder of record of ACS' outstanding Class A Common Stock and Class B Common Stock as of the close of business on February 15, 2002 will receive one additional share of Class A Common Stock for each share of such stock and one additional share of Class B Common Stock for each share of such stock held by them at that time. ACS will issue the additional shares resulting from the Stock Split on February 22, 2002. In connection with the Stock Split, the number of shares of ACS Class A Common Stock reserved for issuance or subject to outstanding options granted under ACS' employee stock option or other benefit plans, as well as the number of shares of ACS Class A Common Stock reserved for issuance under ACS' 4% Convertible Subordinated Notes due March 15, 2005 and 3 1/2 % Convertible Subordinated Notes due March 15, 2006, will be proportionately increased in accordance with the terms of such options, plans and other instruments.

ITEM 9.

         ACS hereby furnishes as Exhibit 99.1 under this Item 9 the information concerning the Stock Split set forth in its press release dated January 22, 2002. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to be furnished and shall not be deemed to be filed.

Exhibit No.         Description
99.1                Affiliated Computer Services, Inc. Press Release
                    dated January 22, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2002

                                             Affiliated Computer Services, Inc.

                                             By:  /s/ WARREN EDWARDS
                                                 -------------------------------
                                                 Warren Edwards
                                                 Executive Vice President and
                                                 Chief Financial Officer





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                                INDEX TO EXHIBITS

EXHIBIT NO.             DESCRIPTION
-----------             -----------
99.1                    Affiliated Computer Services, Inc. Press Release
                        dated January 22, 2002





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